UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 29, 2007

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (415) 946-8828

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events.

On July 6, 2007, IA Global, Inc. issued a press release announcing the following results of its annual shareholder meeting held on June 29, 2007.

The shareholders approved the following motions: (i) the election of six directors to serve until the 2008 Annual Meeting of Stockholders; (ii) the Amendment and Restatement of our Certificate of Incorporation; (iii) the ratification of appointment of Sherb and Co LLP as the Company’s Independent Registered Public Accounting Firm; (iv) the adoption of the IA Global, Inc. 2007 Stock Incentive Plan; (v) the approval of the Amendment and Restatement our Bylaws; and (vi) the Amendment of our Certificate of Incorporation increasing in the number of authorized common shares from 250,000,000 to 300,000,000.

A copy of this press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.

(b)	Pro Forma financial information – None.

(c)	Shell company transactions – None.

(d)	Exhibits –

Exhibit No.	Description

99.1	Press release dated July 6, 2007, which announced the results of its annual shareholder meeting held on June 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: July 6, 2007

By:	/s/ Mark Scott

Mark Scott

Chief Operating and Financial Officer